                                                                    EXHIBIT 10.2


                      ASSIGNMENT AND ASSUMPTION AGREEMENT

     This "Agreement" is made and entered into as of December 1, 1997 by and among Reunion Home Services, Inc., a Texas Corporation ("Assignor") U.S. Remodelers, Inc., a Delaware Corporation ("Assignee"), and HFS Licensing, Inc., a Delaware corporation ("the Company").

     Recitals.  Assignor is the Licensee under a License Agreement, dated as of
     --------
March 1, 1997, with the Company. The License Agreement is attached to this Agreement as Exhibit A. Assignor desires to assign the Agreement to Assignee, which desires to assume and accept the rights and obligations under the Agreements, effective as of the date of this Agreement.

     IN CONSIDERATION of the premises, the mutual promises in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties, it is agreed as follows:

     1. Assignor assigns, transfers, bargains, sells, and delegates to Assignee all of its rights, title and interest in and to the Agreement, and its obligations existing and arising in the future, under the Agreement.

     2. Assignee accepts and assumes the rights, benefits and obligations of the Licensee under the Agreements, effective as of the date of this Agreement, including all existing and future obligations to pay and perform under the Agreements.

     3. To induce the Company to consent to this Agreement and the assignment of the Agreements, Assignee adopts and makes to the Company the representations and warranties of Licensee set forth in the License Agreement as of the effective date of this Agreement.

     4. Assignee will deliver, together with this Agreement, evidence of insurance meeting the requirements as set forth in Section 16 under the Assignor's License Agreement.

     5. This Agreement shall be deemed a supplement to and modification of the Agreement. All references to "the Agreement" contained therein shall mean and refer to the original form of License Agreement as modified by any prior amendments and addenda and this Agreement. Except as expressly stated, no further supplements to or modifications of the Agreements are contemplated by the parties. There are no oral or other written arrangements between the Company and Assignor except as expressly stated in the License Agreement of the Assignor included as Exhibit "A"

     6. Assignor and Assignee acknowledge that the Company has not participated in the negotiation and documentation of the transfer transaction between the parties, and has not made any representation or warranty, nor furnished any information to either party.

Assignee waives any and all claims against the Company and its officers, directors, shareholders, affiliated corporations, employees and agents arising out of the assignment of the Assignor's License Agreement. Assignee expressly acknowledges that the Company was not a participant in such transaction and that the Company has no liability in connection therewith. Assignee acknowledges that it has made such investigations of Assignor's License Agreement as it believes appropriate.

     7. Any notice required under the Agreement to be sent to Assignee shall be directed to:

U. S. Remodelers, Inc.
1341 West Mockingbird Lane
Suite 900E
Dallas, Texas 75247
Attn: Murray Gross, President

     8. The Company consents to the assignment and assumption of the Agreements as provided in this Agreement. No waivers of performance or extensions of time to perform are granted or authorized. The Company will treat Assignee as the Licensee under the Agreement. The License of Assignor under
Section 2 of the License Agreement will be terminated effective as of the date of this Agreement. The License Term of Assignee begins on the date of this Agreement and expires on the date the original License Term of Assignor expires.

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement in one or more counterparts which together constitute the entire agreement, effective as of the date first above written.


THE COMPANY:
HFS Licensing, Inc.



By: [SIGNATURE ILLEGIBLE]^^
    ---------------------------------
   Executive Vice President

Attest: [SIGNATURE ILLEGIBLE]^^
        -----------------------------



ASSIGNOR:
Reunion Home Services, Inc.


By: /s/ Ronald I. Wagner
    ---------------------------------
    Ronald I. Wagner
    Chief Executive Officer

Attest: [SIGNATURE ILLEGIBLE]^^
          ---------------------------



ASSIGNEE:
U.S. Remodelers, Inc.


By: /s/ Murray H. Gross
    ---------------------------------
    Murry H. Gross
    President

Attest: [SIGNATURE ILLEGIBLE]^^
        -----------------------------



Exhibit "A" - License Agreement